UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 18, 2023
Date of Report (date of earliest event reported)

Fulton Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania		001-39680		23-2195389
(State or other jurisdiction of incorporation)		(Commission File Number)		(I.R.S. Employer Identification No.)

One Penn Square,	P.O. Box 4887	Lancaster,	Pennsylvania	17604
(Address of Principal Executive Offices)				(Zip Code)
(717) 291-2411
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50	FULT	The Nasdaq Stock Market, LLC
Depositary Shares, Each Representing 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	FULTP	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02 Results of Operations and Financial Condition.

    On July 18, 2023, Fulton Financial Corporation (the "Corporation") issued a press release (the "Press Release") announcing its results of operations for the second quarter ended June 30, 2023. A copy of the Press Release and supplementary financial information which accompanied the Press Release are attached as Exhibit 99.1 to this Current Report on Form 8-K (this "Current Report") and are incorporated herein by reference. The Corporation also posted on its Investor Relations website, www.fultonbank.com, presentation materials the Corporation intends to use during a conference call and webcast to discuss those results on Wednesday, July 19, 2023 at 10:00 a.m. eastern time. A copy of the presentation materials is attached as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

The information included in Exhibit 99.1 shall be deemed filed for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and therefore may be incorporated by reference in filings under the Securities Act of 1933, as amended (the "Securities Act"). The information included in Exhibit 99.2 is being furnished and shall not be deemed filed for purposes of the Exchange Act or be incorporated by reference in any filing under the Securities Act.

Forward-Looking Statements

This Current Report, including Exhibits 99.1 and 99.2 may contain forward-looking statements with respect to the Corporation's financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," "projects," the negative of these terms and other comparable terminology. These forward-looking statements may include projections of, or guidance on, the Corporation's future financial performance, expected levels of future expenses, including future credit losses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation's business or financial results. Management’s "2023 Outlook" contained in Exhibit 99.2 to this Current Report is comprised of forward-looking statements.

Forward-looking statements are neither historical facts nor assurance of future performance. Instead, the statements are based on current beliefs, expectations and assumptions regarding the future of the Corporation's business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation's control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation's actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2022, Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 and other current and periodic reports, which have been, or will be, filed with the Securities and Exchange Commission (the "SEC") and are, or will be, available in the Investor Relations section of the Corporation's website (www.fultonbank.com) and on the SEC's website (www.sec.gov).

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On July 18, 2023, the Corporation's Board of Directors (the "Board") approved a Code of Conduct (the "Code"). The Code supersedes the Corporation's Code of Conduct previously adopted by the Board (the "Prior Code").

The Code applies to all employees and directors of the Corporation and each of its subsidiary and affiliate entities and reflects the Corporation's commitment to the highest professional and ethical standards in all of the Corporation's business activities.

The Prior Code included a fixed dollar limit on the value of gifts that could be given or received. The Code now permits the giving or acceptance of gifts that are of reasonable value. The Code also includes other non-substantive revisions. The adoption of the Code did not relate to, or result in, any waiver of any provision of the Prior Code.

This summary of the amendments to the Prior Code is qualified in its entirety by reference to the full text of the Code, a copy of which is attached to this Current Report as Exhibit 14.1 and is incorporated herein by reference. A copy of the Code will be published in the Investor Relations section of the Corporation's website, www.fultonbank.com.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
14.1	Fulton Financial Corporation Code of Conduct.
99.1	Press release dated July 18, 2023 containing financial information for the quarter ended June 30, 2023, deemed filed under the Securities Exchange Act of 1934.
99.2	Presentation materials to be discussed during the conference call and webcast on July 19, 2023, deemed furnished under the Securities Exchange Act of 1934.
104	Cover page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2023	FULTON FINANCIAL CORPORATION
By: /s/ Mark R. McCollom
Mark R. McCollom
Senior Executive Vice President and
Chief Financial Officer